SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                              ---------------------

                          Date of report: June 18, 1998
                        (Date of earliest event reported)



                            SIRCO INTERNATIONAL CORP.
             (Exact name of Registrant as specified in its charter)


                                    New York
                 (State or other jurisdiction of incorporation)


          0-4465                                           13-2511270
    (Commission File No.)                               (I.R.S. Employer
                                                        Identification No.)


                             24 Richmond Hill Avenue
                           Stamford, Connecticut 06901
               (Address of principal executive offices; zip code)

                                 (203) 359-4100
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former Name or Former Address, if changed Since Last Report)



                               Page 1 of 5 Pages

Item 5.  Other Events.

         On  June  18,  1998,  Sirco   International  Corp.  (the  "Registrant")
completed a private placement offering pursuant to Section 4(2) of the Securities Act of 1933, as amended, to certain individual shareholders (the "Private Placement Shareholders"), of the following securities: (i) an aggregate of 700 shares of Series A preferred stock, par value $.10 per share (the "Preferred Stock"), of the Registrant, and (ii) stock purchase warrants (the "Warrants") for the purchase of an aggregate of 27,500 shares of common stock, par value $.10 per share (the "Common Stock"), of the Registrant. The Warrants have an exercise price of $4.00 per share, subject to adjustment, expire on June 30, 2001 and were issued pursuant to the terms of a Warrant Agreement in the form filed as Exhibit 4.3 hereto. The aggregate purchase price paid by the Private Placement Shareholders to the Registrant for the shares of Preferred Stock and the Warrants was $658,000.

         Each share of Preferred Stock is convertible into a number of shares of Common Stock in accordance with the following formula:

                                                       1,000
                                                       -----
                                                   Conversion Price
where:
                  Conversion
                  Price  =            (A)  prior to  May 31, 1999,  $3.33 or (B)
                                      on or after May 31,  1999,  the  lesser of
                                      (i)  $3.33  or (ii)  the  average  closing
                                      share  price  of  the  Common  Stock,   as
                                      reported  by NASDAQ,  for the twenty  (20)
                                      trading days immediately preceding May 31, 1999; provided, however, that in no event shall the Conversion Price be less than $1.66.

         The shares of Common Stock issuable upon conversion of the Preferred Stock and upon exercise of the Warrants are subject to the registration rights set forth in a Shareholders' Agreement, dated as of June 18, 1998, among the Registrant and the Private Placement Shareholders. The shares of Preferred Stock issued to the Private Placement Shareholders are subject to the rights, terms and provisions set forth in the Certificate of Designation, dated June 18, 1998, of the Registrant.


                               Page 2 of 5 Pages

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      None.

         (b)      None.

         (c)      Exhibits.


Exhibit
Number                                Exhibit Title
------                                -------------

4.1         Certificate of Designation of Series A Preferred Stock of the
            Registrant.

4.2 Shareholders' Agreement, dated June 18, 1998, between the Registrant and the Private Placement Shareholders.

4.3 Form of Warrant Agreement, dated June 18, 1998, from the Registrant to the Private Placement Shareholders.



                               Page 3 of 5 Pages

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:            June 26, 1998


                                            SIRCO INTERNATIONAL CORP.
                                            (Registrant)


                                            By:  /s/ Paul H. Riss
                                                 ---------------------------
                                                     Paul H. Riss
                                                     Chief Financial Officer





                               Page 4 of 5 Pages

                                  EXHIBIT INDEX



Exhibit
Number                                Exhibit Title
------                                -------------

4.1         Certificate of Designation of Series A Preferred Stock of the
            Registrant.

4.2 Shareholders' Agreement, dated June 18, 1998, between the Registrant and the Private Placement Shareholders.

4.3 Form of Warrant Agreement, dated June 18, 1998, from the Registrant to the Private Placement Shareholders.




                               Page 5 of 5 Pages